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                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549


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                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


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        Date of Report (Date of earliest event reported): APRIL 20, 2000



                             SUMMIT PROPERTIES INC.
               (Exact name of Registrant as specified in charter)



         MARYLAND                       1-12792                   56-1857807
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(State or other jurisdiction   (Commission file number)      (IRS employer
of incorporation)                                            identification no.)


             212 SOUTH TRYON STREET, SUITE 500, CHARLOTTE, NC 28281
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               (Address of principal executive offices) (Zip Code)

                                 (704) 334-3000
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              (Registrant's telephone number, including area code)


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Item 5. Other Events

On April 20, 2000, Summit Properties Partnership, L.P., a Delaware limited partnership (the "Partnership"), the entity through which Summit Properties Inc., a Maryland corporation (the "Company"), principally conducts its business, commenced a new Medium-Term Note Program which provides that the Partnership may offer and sell from time to time its Medium-Term Notes due Nine Months or More from Date of Issue in an aggregate principal amount of up to $250,000,000 (the "MTNs") as described in the Partnership's Prospectus Supplement dated April 20, 2000 to the Partnership's Prospectus dated August 6, 1999. The Partnership's Prospectus Supplement was filed with the Securities and Exchange Commission under Rule 424(b)(2) on April 20, 2000. The MTNs will be issued pursuant to the Partnership's and the Company's existing shelf registration statement on Form S-3 (Registration No. 333-83781).

The MTNs will be offered and sold by J.P. Morgan Securities Inc., First Union Securities, Inc., Merrill Lynch & Co., Merrill Lynch, Pierce, Fenner & Smith Incorporated and Morgan Stanley & Co. Incorporated as Agents for the Partnership (the "Agents") pursuant to that certain Distribution Agreement among the Partnership, the Company and the Agents dated April 20, 2000. The MTNs will be issued under an Indenture between the Partnership and First Union National Bank, as trustee (the "Trustee").


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Item 7. Financial Statements, Pro Forma Financial Information and Exhibits

(a)     Financial Statements of Business Acquired:        Not Applicable

(b)     Pro Forma Financial Information:                  Not Applicable

(c)     Exhibits:

        1.1 Distribution Agreement among the Partnership, the Company and the Agents, dated April 20, 2000, relating to the MTNs (incorporated by reference to the Form 8-K filed by the Partnership on April 28, 2000 (File No. 0-22411)).

        4.1 Indenture, dated as of August 7, 1997, between the Partnership and the Trustee (incorporated by reference to the Form 8-K filed by the Partnership on August 11, 1997 (File No. 0-22411)).

        4.2 Supplemental Indenture No. 4, dated as of April 20, 2000, between the Partnership and the Trustee, including a form of Floating Rate Medium-Term Note and a form of Fixed Rate Medium-Term Note (incorporated by reference to the Form 8-K filed by the Partnership on April 28, 2000 (File No. 0-22411)).


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                                   SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be filed on its behalf by the undersigned hereunto duly authorized.

                                        SUMMIT PROPERTIES INC.

Dated: April 28, 2000                   By: /s/ MICHAEL G. MALONE
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                                                    Michael G. Malone
                                            Senior Vice President and Secretary